SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 April 26, 2000

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                        (Date of earliest event reported)
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                         Progress Financial Corporation

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             (Exact name of registrant as specified in its charter)
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Delaware                        0-14815                           25-2413363
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(State of other jurisdiction     (Commission File Number)         (IRS Employer
  of incorporation)                                            Identified No.)


4 Sentry Parkway, Suite 230, Blue Bell, Pennsylvania              19422-0764
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(Address of principal executive offices)                           (Zip Code)



                                 (610)-825-8800

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              (Registrant's telephone number, including area code)
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                                 Not Applicable
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(Former name,former address and former fiscal year,if changed since last report)



                         Exhibit Index appears on page 4

Item 5.           Other Events

         On April 26, 2000, Progress Financial Corporation declared quarterly cash dividend of $.05 per share to shareholders of record on April 30, 2000, which was paid on May 12, 2000. For further information, see the press release attached as Exhibit 99(a) and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             PROGRESS FINANCIAL CORPORATION





Dated:   June 20, 2000                       By:   /s/ Michael B. High
                                                --------------------------------
                                                 Michael B. High
                                                 Executive Vice President and
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX



       Exhibit Number                             Description

         99(a) Press Release on dividend declaration issued on April 26, 2000

                                  Exhibit 99(a)

                      Press Release on dividend declaration

                            issued on April 26, 2000

                                                              Exhibit 99(a)


NEWS RELEASE

Contact: Michael B. High--(610) 941-4804
                  Executive Vice President and CFO
                  Progress Financial Corporation
                  4 Sentry Parkway - Suite 200
                  Blue Bell, PA   19422

For immediate release:

              Progress Financial Corporation Declares Cash Dividend

         Blue Bell, PA, April 26, 2000 - The Board of Directors of Progress Financial Corporation (the "Company" - Nasdaq: PFNC) has declared its regular quarterly cash dividend on its common stock, according to W. Kirk Wycoff, Chairman, President and Chief Executive Officer. The cash dividend of $.05 per share will be paid on May 12, 2000 to shareholders of record on April 30, 2000.

         Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through fifteen full service offices. The Company also offers a diversified array of financial services including equipment leasing through Progress Leasing Company, with offices in Blue Bell, Pennsylvania and Timonium, Maryland, and financial planning services and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pennsylvania; and asset based lending through the Progress Business Credit. In addition, the Company also conducts commercial mortgage banking and brokerage services through Progress Realty Advisors, Inc. with locations in Blue Bell, Pennsylvania; Richmond and Chesapeake, Virginia; Woodbridge, New Jersey; and Raleigh, North Carolina. The Company also conducts business-to-business telemarketing through Procall Teleservices, Inc.; construction and development of assisted living communities through Progress Development Corporation; venture capital activities managed by Progress Capital Management, Inc.; and financial and operational management consulting services for commercial clients through KMR Management, Inc. located in Willow Grove, Pennsylvania. The Company's common stock is traded on the Nasdaq Stock Market, National Market under the Symbol "PFNC".

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